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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 6, 1999 (March 25, 1999)



                       APPLIED GRAPHICS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


DELAWARE                                             0-28208                                   13-3864004
(State or other jurisdiction                  (Commission File Number)             (I.R.S. Employer Identification No.)
   of incorporation)



450 WEST 33RD STREET, NEW YORK, NY                                                    10001
(Address of principal executive offices)                                            (Zip Code)

Registrant's telephone number, including area code:  212-716-6600
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ITEM 5. OTHER EVENTS.

         On March 25, 1999, Registrant announced that it had increased its offer to buy all of the outstanding ordinary shares of Wace Group Plc ("Wace"). Further details of this announcement are contained in the press release of the Registrant dated March 25, 1999 and attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.
                  Not applicable.

(b)      Pro forma financial information.
                  Not applicable.

(c)      Exhibits.

         Exhibit 99.1 Press release dated March 25, 1999.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 31, 1999                       By: /s/ Louis Salamone, Jr.
                                                -----------------------
                                                 Louis Salamone, Jr.
                                                 Senior Vice President and
                                                   Chief Financial Officer